UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 13, 2012

P. H. Glatfelter Company

(Exact name of registrant as specified in its charter)

Pennsylvania	001-03560	23 -0628360
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

96 S. George Street, Suite 500, York, Pennsylvania	17401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 717 225 4711

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  8.01 Other Events.

On June 13, 2012, Dante C. Parrini, Chairman and Chief Executive Officer of P. H. Glatfelter Company (the “Company”), discussed business performance and strategy at the 2012 Deutsche Bank Global Industrials and Basic Materials Conference in Chicago, IL. This presentation was accompanied by a series of slides that included information pertaining to the financial results and business strategies of the Corporation. A copy of these slides is included in this report as Exhibit 99.1 and is furnished herewith.

Item  9.01 Financial Statements and Exhibits.

A copy of the slides discussed at the Deutsche Bank Global Industrials and Basic Materials Conference on June 13, 2012 is furnished herewith as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P. H. Glatfelter Company

June 13, 2012	By:	John P. Jacunski
Name: John P. Jacunski
Title: Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	A copy of the slide presentation discussed on June 13, 2012 at the Deutsche Bank Global Industrials and Basic Materials Conference, furnished herewith.